EXHIBIT 10.4

CERTAIN IDENTIFIED INFORMATION MARKED BY [*] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE OF INFORMATION THAT THE REGISTRANT BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL.

[*] AGREEMENT

AMONG

AIRBUS S.A.S.

and

AIR LEASE CORPORATION

[*]

[*] Agreement
Ref. CT2405364	Page 1/4

This [*] Agreement (the “[*] Agreement”) dated 24 July, 2024 is made

AMONG:

AIRBUS S.A.S., a French société par actions simplifiée, with its registered office at 2, rond-point Emile Dewoitine, 31700 Blagnac, France, registered with the Commercial and Companies Register of Toulouse under number 383 474 814 (“the Seller”),

and

AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 1000N, Los Angeles, California 90067, U.S.A. (“the Buyer”).

The Seller and the Buyer together are referred to as the “Parties” and individually as a “Party”.

WHEREAS:

A.[*]

B.The Parties agree that Airbus now wish to enter into this [*] Agreement, as per provisions set forth herein.

    NOW IT IS HEREBY AGREED AS FOLLOWS:

[*] Agreement
Ref. CT2405364	Page 2/4

1DEFINITIONS

The following terms used herein shall have the meanings assigned thereto:

[*]

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this [*] Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.

2[*]

3[*]

4ASSIGNMENT

The provisions of Clause 21 of the Agreement shall apply to this [*] Agreement as if the same were set out in full herein, mutatis mutandis.

5LAW AND JURISDICTION

This [*] Agreement will be governed by and construed and the performance thereof will be determined in accordance with the laws of the State of New York, without giving effect to its conflicts of laws provisions that would result in the application of the law of any other jurisdiction.

The other provisions of Clause 22.6 of the Purchase Agreement shall apply to this [*] Agreement as if the same were set out in full herein, mutatis mutandis.

[*] Agreement
Ref. CT2405364	Page 3/4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this [*] Agreement to the Seller.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Paul Domejean

By: Grant Levy	By: Paul Domejean

Its: Executive Vice President	Its: HO Transaction Offering

[*] Agreement
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